                          VAN KAMPEN SELECT GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

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
                                                           AMOUNT OF    % OF     % OF
                PURCHASE/           OFFERING    TOTAL       SHARES    OFFERING   FUNDS
    SECURITY      TRADE    SIZE OF  PRICE OF  AMOUNT OF  PURCHASED BY PURCHASED  TOTAL
   PURCHASED      DATE    OFFERING   SHARES    OFFERING      FUND      BY FUND   ASSETS     BROKERS    PURCHASED FROM
---------------------------------------------------------------------------------------------------------------------
Alibaba.com Ltd 10/29/07     --    13.50 HKD 858,901,000    85,500     0.01%    0.0978%  Goldman Sachs  Goldman Sachs
                                                                                        (Asia) L.L.C.,
                                                                                        Morgan Stanley
                                                                                         Asia Limited,
                                                                                         Deutsche Bank
                                                                                         AG, Hong Kong
                                                                                          Branch, BNP
                                                                                           Paribas
                                                                                        Capital (Asia
                                                                                           Pacific)
                                                                                        Limited, BOCI
                                                                                         Asia Limited,
                                                                                             CCB
                                                                                         International
                                                                                           Capital
                                                                                          Limited and
                                                                                         UOB Kay Hian
                                                                                          (Hong Kong)
                                                                                            Limited
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